EXHIBIT 32.1

Certification Required by 18 U.S.C. Sec. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

Ladies and Gentlemen:

In connection with the filing by Millennia, Inc. (the “Company”) of the Quarterly Report on Form 10-Q for the period ending March 31, 2011 (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of each of the undersigned’s knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.

Date: April 7, 2011	/s/ John Bryant John Bryant, Chief Executive Officer /s/ Stanley Wright Stanley Wright, Chief Financial Officer